UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22610

THE HARTFORD ALTERNATIVE STRATEGIES FUND
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2011 – October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Alternative Strategies Fund

The Hartford Alternative Strategies Fund inception 09/30/2011
(sub-advised by Wellington Management Company, LLP)	Investment objective – Seeks to outperform the Consumer Price Index (CPI) over a full market cycle while maintaining a low correlation to the broad equity markets.

Performance Overview 9/30/11 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class Y.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Alternative Strategies Y	-0.41%	8.39%
Bank of America Merrill Lynch USD 3-Month LIBOR Index	0.50%	0.48%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Bank of America Merrill Lynch USD 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Alternative Strategies Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class Y shares of The Hartford Alternative Strategies Fund returned -0.41% for the twelve-month period ended October 31, 2012, underperforming its benchmark the Bank of America Merrill Lynch USD 3-Month LIBOR Index which returned 0.50% for the same period.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ending October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe and encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. The ECB and Fed actions that supported equities also caused spreads in major fixed income sectors to tighten substantially in the latter part of the period.

The Fund can invest in different asset classes, including equities, fixed income, and opportunistic investments in currencies and commodities. Benchmark-relative performance during the period was driven primarily by the Fund’s allocation to emerging market inflation linked bonds. Long positions in Mexican and Turkish inflation linked bonds were additive to both absolute and benchmark-relative performance. In addition, allocations to U.S. Treasury Inflation Protected bonds contributed to both absolute and benchmark-relative performance. The Fund had exposure to high yield and emerging market credit via long positions in the North American High Yield CDX Index and Emerging Markets CDX Index. Exposure to both high yield and emerging market credit was additive to absolute and benchmark-relative performance. A tactical short position in Japanese sovereign debt, achieved via futures, detracted from absolute and benchmark-relative returns.

Overall, equity exposure was additive to absolute and benchmark-relative performance. The Fund’s opportunistic long exposure to the financial sector of the equity market, achieved via options, and tactical long exposure to the Spanish stock market the IBEX 35, achieved via futures, was additive to absolute and benchmark-relative performance.

Within commodities, positive results from exposure to gold and base metals more than offset negative results from exposure to oil. Commodities exposure was achieved via exchange traded funds.

Currency exposure was additive to absolute and benchmark-relative performance. Tactical long positions in the Indian rupee and South Korean won as well as tactical short positions in the Swedish krona and the Australian dollar were additive to absolute and benchmark-relative performance. A short position in the Brazilian real detracted from absolute and benchmark-relative performance. Currency exposure was achieved via forward contracts.

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for

3

The Hartford Alternative Strategies Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Distribution by Credit Quality

as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.4%
Aa / AA	0.8
A	1.3
Baa / BBB	2.6
Unrated	1.7
U.S. Government Agencies and Securities	17.3
Non Debt Securities and Other Short-Term Instruments	69.3
Other Assets & Liabilities	6.6
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of October 31, 2012

Industry	Percentage of Net Assets
Equity Securities
Other Investment Pools and Funds	2.5
Utilities	2.5
Total	5.0%
Foreign Government Obligations	6.8
Put Options Purchased	0.2
U.S. Government Securities	17.3
Short-Term Investments	64.1
Other Assets and Liabilities	6.6
Total	100.0%

4

The Hartford Alternative Strategies Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 6.8%
		Canada - 0.2%
		Canada (Government of)
CAD	365	5.75%, 06/01/2033	$568

		Israel - 1.7%
		Israel (State of)
ILS	15,438	2.75%, 09/30/2022 ◄	4,369

		Japan - 0.8%
		Japan (Government of)
JPY	145,700	2.50%, 09/20/2037	2,061

		Poland - 1.3%
		Poland (Republic of)
PLN	10,603	3.00%, 08/24/2016 ◄	3,506

		South Africa - 1.2%
		South Africa (Republic of)
ZAR	18,984	5.50%, 12/07/2023 ◄	3,170

		Turkey - 1.5%
		Turkey (Republic of)
TRY	6,430	3.00%, 07/21/2021 ◄	3,916

		United Kingdom - 0.1%
		United Kingdom (Government of)
GBP	205	4.25%, 12/07/2040	404

		Total foreign government obligations
		(cost $16,767)	$17,994

U.S. GOVERNMENT SECURITIES - 17.3%
U.S. Treasury Securities - 17.3%
		U.S. Treasury Bonds - 5.7%
	$2,205	2.13%, 02/15/2041 ◄	$3,480
	2,235	2.38%, 01/15/2025 ◄	3,735
	1,565	3.63%, 04/15/2028 ◄╦	3,580
	1,710	3.88%, 04/15/2029 ◄	4,023
			14,818
		U.S. Treasury Notes - 11.6%
	8,010	0.13%, 04/15/2016 - 01/15/2022 ◄	8,859
	2,620	0.50%, 04/15/2015 ◄	2,910
	3,340	0.63%, 07/15/2021 ◄	3,906
	3,225	1.13%, 01/15/2021 ◄	4,016
	2,405	1.88%, 07/15/2015 ◄	3,113
	2,795	2.00%, 01/15/2016 ◄	3,609
	3,195	2.50%, 07/15/2016 ◄	4,203
			30,616
			45,434
		Total U.S. government securities
		(cost $44,746)	$45,434

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.2%
Equity Contracts - 0.2%
		S&P 500 Option
	—	Expiration: 01/19/2013, Exercise Price: $1,380.00	$622

Future Contracts - 0.0%
		Japan 10-Year Bond Future Option
JPY	—	Expiration: 11/01/2012, Exercise Price: $143.00	$9

		Total put options purchased
		(cost $573)	$631

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 2.5%
		Utilities - 2.5%
	55	E.On AG	$1,260
	347	Enel S.p.A.	1,303
	58	Gaz de France	1,321
	259	Iberdrola S.A.	1,342
	29	RWE AG	1,319
			6,545
		Total common stocks
		(cost $6,815)	$6,545

EXCHANGE TRADED FUNDS - 2.5%
		Other Investment Pools and Funds - 2.5%
	111	PowerShares DB Gold Fund	$6,556

		Total exchange traded funds
		(cost $6,709)	$6,556

		Total long-term investments
		(cost $75,610)	$77,160

SHORT-TERM INVESTMENTS - 64.1%
Repurchase Agreements - 64.1%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $30,450,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027
		- 2042, value of $31,059)
	$30,450	0.30%, 10/31/2012	$30,450
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $12,398, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
		Note 0.63%, 2017, value of $12,646)
	12,398	0.25%, 10/31/2012	12,398
		Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $21,318, collateralized by FNMA 2.50%, 2027, value of $21,744)
	21,318	0.35%, 10/31/2012	21,318
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $8,098, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $8,260)
	8,098	0.35%, 10/31/2012	8,098

The accompanying notes are an integral part of these financial statements.

5

The Hartford Alternative Strategies Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 64.1% - (continued)
Repurchase Agreements - 64.1% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $37,620, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $38,325)
$37,619	0.28%, 10/31/2012		$37,619
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $47,680, collateralized by FFCB
0.23% - 5.70%, 2013 - 2020, FHLB 0.07%
- 6.70%, 2012 - 2021, FHLMC 0.09% -
6.00%, 2012 - 2042, FNMA 0.22% -
	6.63%, 2013 - 2042, value of $48,633)
47,679	0.25%, 10/31/2012		47,679
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $216, collateralized by U.S. Treasury Note 8.13%, 2019, value of $221)
216	0.25%, 10/31/2012		216
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $11,052, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $11,273)
11,052	0.30%, 10/31/2012		11,052
			168,830
	Total short-term investments
	(cost $168,830)		$168,830

	Total investments
	(cost $244,440) ▲	93 .4%	$245,990
	Other assets and liabilities	6 .6%	17,368
	Total net assets	100 .0%	$263,358

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $244,317 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,019
Unrealized Depreciation	(346)
Net Unrealized Appreciation	$1,673

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $1,047 of cash as collateral in connection with swap contracts. Securities valued at $94, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

6

Futures Contracts Outstanding at October 31, 2012

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪		Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	24	12/17/2012	$3,101	$3,122		$21
CAC 40 10 EURO Future	29	11/16/2012	1,318	1,287		(31)
Canadian Government 10-Year Bond Future	16	12/18/2012	2,194	2,196		2
Emerging Markets (mini MSCI) Index Future	135	12/21/2012	6,856	6,683		(173)
Euro BUND Future	126	12/06/2012	22,888	23,138		250
Euro BUXL 30-Year Bond Future	2	12/06/2012	350	343		(7)
FTSE 100 Index Future	28	12/21/2012	2,634	2,605		(29)
Japan 10-Year Bond Future	2	12/11/2012	3,605	3,614		9
KOSPI 200 Index Future	11	12/13/2012	1,274	1,264		(10)
Long Gilt Future	16	12/27/2012	3,121	3,076		(45)
S&P 500 (E-Mini) Future	224	12/21/2012	15,708	15,756		48
S&P/TSX 60 Index Future	9	12/20/2012	1,276	1,279		3
SGX FTSE China A50 Index Future	384	11/29/2012	2,759	2,753		(6)
Topix Index Future	28	12/13/2012	2,613	2,599		(14)
U.S. Treasury 30-Year Bond Future	4	12/19/2012	601	597		(4)
U.S. Treasury 5-Year Note Future	121	12/31/2012	15,047	15,034		(13)
						$1
Short position contracts:
FTSE/JSE Top 40 Index Future	35	12/20/2012	$1,307	$1,339		$(32)
Mexican Stock Exchange Index Future	81	12/21/2012	2,596	2,579		17
SGX S&P CNX Nifty Index Future	234	11/29/2012	2,686	2,639		47
Stockholm Stock Exchange Future	166	11/16/2012	2,662	2,630		32
TDX ISE National-30 Index Future	275	12/31/2012	1,355	1,387		(32)
U.S. Treasury 10-Year Note Future	28	12/19/2012	3,733	3,725		8
					)	$40
						$41

* The number of contracts does not omit 000's.

Cash of $3,107 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	01/18/2013	WEST	$2,633	$2,674	$41
AUD	Sell	01/18/2013	JPM	5,277	5,354	(77)
BRL	Buy	01/18/2013	UBS	2,633	2,629	(4)
CAD	Buy	01/18/2013	RBC	10,945	10,716	(229)
CAD	Buy	01/18/2013	UBS	2,595	2,594	(1)
CAD	Sell	01/18/2013	BCLY	2,593	2,578	15
CAD	Sell	01/18/2013	BNP	2,667	2,625	42
CAD	Sell	01/18/2013	JPM	2,661	2,619	42
CAD	Sell	12/19/2012	RBC	848	822	26
EUR	Buy	01/18/2013	CSFB	2,686	2,653	(33)
EUR	Buy	01/18/2013	JPM	2,659	2,662	3
EUR	Sell	01/18/2013	BCLY	7,842	7,831	11
EUR	Sell	01/18/2013	BOA	1,305	1,306	(1)
EUR	Sell	01/18/2013	JPM	10,649	10,645	4
EUR	Sell	01/18/2013	RBC	6,559	6,574	(15)
GBP	Buy	01/18/2013	BCLY	3,945	3,957	12
GBP	Buy	01/18/2013	BNP	2,673	2,668	(5)
GBP	Buy	01/18/2013	JPM	5,257	5,292	35
GBP	Sell	01/18/2013	GSC	8,333	8,378	(45)
INR	Buy	12/19/2012	BCLY	1,315	1,301	(14)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Alternative Strategies Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
INR	Buy	01/18/2013	BCLY	$2,489	$2,494	$5
INR	Buy	12/19/2012	DEUT	1,318	1,314	(4)
INR	Buy	01/18/2013	JPM	5,506	5,418	(88)
JPY	Buy	01/18/2013	BOA	1,337	1,334	(3)
JPY	Sell	01/18/2013	BCLY	2,135	2,106	29
JPY	Sell	01/18/2013	UBS	1,335	1,334	1
KRW	Buy	01/18/2013	BCLY	8,046	8,192	146
KRW	Sell	01/18/2013	CSFB	2,653	2,692	(39)
KRW	Sell	01/18/2013	JPM	2,771	2,811	(40)
MXN	Buy	01/18/2013	BCLY	1,301	1,296	(5)
MXN	Buy	01/18/2013	BNP	2,635	2,580	(55)
MXN	Buy	01/18/2013	RBC	7,964	7,800	(164)
MXN	Sell	01/18/2013	DEUT	2,638	2,593	45
MXN	Sell	01/18/2013	JPM	5,257	5,205	52
MXN	Sell	01/18/2013	UBS	1,291	1,278	13
NOK	Buy	01/18/2013	CBK	2,657	2,661	4
NOK	Sell	01/18/2013	JPM	2,651	2,661	(10)
NZD	Buy	01/18/2013	BCLY	2,640	2,663	23
RUB	Sell	01/18/2013	JPM	1,312	1,316	(4)
SEK	Buy	01/18/2013	DEUT	5,547	5,482	(65)
SEK	Buy	01/18/2013	JPM	7,630	7,680	50
SEK	Buy	01/18/2013	RBC	6,564	6,632	68
SEK	Buy	01/18/2013	UBS	1,250	1,251	1
SEK	Sell	01/18/2013	BNP	2,673	2,660	13
SEK	Sell	01/18/2013	JPM	15,646	15,740	(94)
SGD	Sell	01/18/2013	JPM	2,686	2,692	(6)
						$(320)

Credit Default Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indexes:
Sell protection:
CDX.NA.HY.18	UBS	$24,750	5.00%	06/20/17	$(1,996)	$12	$2,008

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

Total Return Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount *	Payments received (paid) by Fund	Expiration Date	Unrealized Appreciation/ (Depreciation)
Dow Jones Wilshire REIT Index	BOA	$3,304	1M LIBOR + 0.07%	04/30/13	$37

* Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

8

Securities Sold Short Outstanding at October 31, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA, 3.00%	$22,800	11/15/2042	$23,908	$36

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
RBC	RBC Dominion Securities
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
RUB	New Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
CAC	Cotation Assistee en Continu
CDX.NA.HY	Credit Derivatives North American High Yield
CNX	National Stock Exchange of India
ISE	International Security Exchange
JSE	Johannesburg Stock Exhange
KOSPI	Korea Composite Stock Price
S&P	Standard & Poors
TDX	db-X In-Target Date Fund
TSX	Toronto Stock Exchange

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Alternative Strategies Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$6,545	$—	$6,545	$—
Exchange Traded Funds	6,556	6,556	—	—
Foreign Government Obligations	17,994	—	17,994	—
Put Options Purchased	631	631	—	—
U.S. Government Securities	45,434	—	45,434	—
Short-Term Investments	168,830	—	168,830	—
Total	$245,990	$7,187	$238,803	$—
Credit Default Swaps *	2,008	—	2,008	—
Foreign Currency Contracts *	681	—	681	—
Futures *	437	437	—	—
Total Return Swaps *	37	—	37	—
Total	$3,163	$437	$2,726	$—
Liabilities:
Securities Sold Short	$23,908	$—	$23,908	$—
Total	$23,908	$—	$23,908	$—
Foreign Currency Contracts *	1,001	—	1,001	—
Futures *	396	396	—	—
Total	$1,397	$396	$1,001	$—

♦	For the year ended October 31, 2012, investments valued at $13 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
	1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
	2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
	3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Alternative Strategies Fund
Statements of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $75,610)	$77,160
Investments in repurchase agreements, at market value (cost $168,830)	168,830
Cash	18,733	*,†
Unrealized appreciation on foreign currency contracts	681
Unrealized appreciation on swap contracts	2,045
Receivables:
Investment securities sold	23,944
Fund shares sold	14
Dividends and interest	354
Variation margin	132
Other assets	3
Total assets	291,896
Liabilities:
Unrealized depreciation on foreign currency contracts	1,001
Securities sold short, at market value (proceeds $23,944)	23,908
Payables:
Investment securities purchased	1,087
Fund shares redeemed	375
Investment management fees	35
Variation margin	114
Accrued expenses	22
Swap premiums received	1,996
Total liabilities	28,538
Net assets	$263,358
Summary of Net Assets:
Capital stock and paid-in-capital	$245,844
Undistributed net investment income	3,864
Accumulated net realized gain	10,298
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	3,352
Net assets	$263,358

Class Y: Net asset value per share	$10.75
Shares outstanding	24,492
Net assets	$263,358

* Cash of $3,107 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

† Cash of $1,047 was pledged as collateral for open swap contracts at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Alternative Strategies Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$4,255
Interest	1,553
Less: Foreign tax withheld	(285)
Total investment income	5,523

Expenses:
Investment management fees	1,596
Transfer agent fees	6
Custodian fees	21
Accounting services fees	53
Board of Trustees' fees	8
Audit fees	21
Other expenses	58
Total expenses (before waivers)	1,763
Expense waivers	(35)
Total waivers	(35)
Total expenses, net	1,728
Net Investment Income	3,795
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	12,068
Net realized loss on purchased options	(430)
Net realized loss on securities sold short	(560)
Net realized gain on futures	942
Net realized gain on swap contracts	492
Net realized gain on foreign currency contracts	933
Net realized loss on other foreign currency transactions	(536)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,909
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(20,134)
Net unrealized appreciation of purchased options	58
Net unrealized appreciation of securities sold short	36
Net unrealized appreciation of futures	41
Net unrealized appreciation of swap contracts	2,158
Net unrealized depreciation of foreign currency contracts	(329)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	9
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(18,161)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(5,252)
Net Decrease in Net Assets Resulting from Operations	$(1,457)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Alternative Strategies Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Period September 30, 2011* through October 31, 2011
Operations:
Net investment income	$3,795	$403
Net realized gain on investments, other financial instruments and foreign currency transactions	12,909	880
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(18,161)	21,513
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,457)	22,796
Distributions to Shareholders:
From net investment income
Class Y	(3,200)	—
Total from net investment income	(3,200)	—
From net realized gain on investments
Class Y	(625)	—
Total from net realized gain on investments	(625)	—
Total distributions	(3,825)	—
Capital Share Transactions:
Class Y	8,060	237,784
Net increase from capital share transactions	8,060	237,784
Net Increase In Net Assets	2,778	260,580
Net Assets:
Beginning of period	260,580	—
End of period	$263,358	$260,580
Undistributed (distribution in excess of) net investment income (loss)	$3,864	$679

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Alternative Strategies Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Alternative Strategies Fund (“Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). However, beneficial interests in the Fund are not registered under the Securities Act of 1933, as amended (“1933 Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the 1933 Act. The Fund is authorized to issue an unlimited number of shares. The Fund is a diversified open-end management investment company.

Class Y shares of the Fund, which are offered only for investment by other Hartford Mutual Funds and/or by 529 Plan investment funds, are sold without a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Trustees. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

14

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Trustees.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

15

The Hartford Alternative Strategies Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees of the Fund generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Fund's Board of Trustees. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

16

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined by dividing the Fund’s net assets by the number of shares outstanding.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when

17

The Hartford Alternative Strategies Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Trustees. The Fund had no illiquid or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2012, as disclosed on the Schedule of Investments, the Statement of Assets and Liabilities and the Statement of Operations.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial

18

position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s

19

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of October 31, 2012. There were no transactions involving written options contracts during the year ended October 31, 2012.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Trustees, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of

20

the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swaps as of October 31, 2012.

21

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$9	$—	$—	$622	$—	$—	$631
Unrealized appreciation on foreign currency contracts	—	681	—	—	—	—	681
Unrealized appreciation on swap contracts	—	—	2,008	37	—	—	2,045
Variation margin receivable *	65	—	—	67	—	—	132
Total	$74	$681	$2,008	$726	$—	$—	$3,489

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,001	$—	$—	$—	$—	$1,001
Variation margin payable *	20	—	—	94	—	—	114
Total	$20	$1,001	$—	$94	$—	$—	$1,115

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $41 as reported in the Schedule of Investments.

The ratio of foreign currency contracts to net assets at October 31, 2012, was 41.56% compared to the twelve-month average ratio of 11.32% during the year ended October 31, 2012. The ratio of futures contracts to net assets at October 31, 2012, was 27.45% compared to the twelve-month average ratio of 10.31% during the year ended October 31, 2012. The volume of the other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$—	$—	$—	$(430)	$—	$—	$(430)
Net realized gain on futures	317	—	—	625	—	—	942
Net realized gain (loss) on swap contracts	—	—	1,070	(578)	—	—	492
Net realized gain on foreign currency contracts	—	933	—	—	—	—	933
Total	$317	$933	$1,070	$(383)	$—	$—	$1,937

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(193)	$—	$—	$251	$—	$—	$58
Net change in unrealized appreciation (depreciation) of futures	220	—	—	(179)	—	—	41
Net change in unrealized appreciation of swap contracts	—	113	2,008	37	—	—	2,158
Net change in unrealized depreciation of foreign currency contracts	—	(329)	—	—	—	—	(329)
Total	$27	$(216)	$2,008	$109	$—	$—	$1,928

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5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains

23

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

For the Year Ended October 31, 2012
Ordinary Income	$3,823
Long-Term Capital Gains ‡	2

–	‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$13,907
Unrealized Appreciation *	3,645
Total Accumulated Earnings	$17,552

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,590
Accumulated Net Realized Gain (Loss)	(2,590)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation. The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

24

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Fund. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.600%
On next $500 million	0.550%
On next $2 billion	0.500%
On next $2 billion	0.490%
On next $5 billion	0.480%
Over $10 billion	0.470%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.600%
On next $500 million	0.550%
On next $4 billion	0.500%
On next $5 billion	0.480%
Over $10 billion	0.470%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

25

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

c)	Operating Expenses – As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class Y
0.65%

d)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class Y	10	0%

As of October 31, 2012, 100% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$532,875
Sales Proceeds Excluding U.S. Government Obligations	668,676

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and for the period September 30, 2011, (commencement of operations) through October 31, 2011:

	For the Year Ended October 31, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class Y
Shares	4,058	366	(3,710)	—	714	23,778	—	—	—	23,778
Amount	$43,244	$3,825	$(39,009)	$—	$8,060	$237,784	$—	$—	$—	$237,784
Total
Shares	4,058	366	(3,710)	—	714	23,778	—	—	—	23,778
Amount	$43,244	$3,825	$(39,009)	$—	$8,060	$237,784	$—	$—	$—	$237,784

26

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Fund’s organizational documents, the Fund shall indemnify its officers and trustees to the fullest extent permitted by law. In addition, the Fund may enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Trustees of the Fund, including each of the trustees who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

27

The Hartford Alternative Strategies Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period
For the Year Ended October 31, 2012
Y	$10.96	$0.16	$(0.21)	$(0.05)	$(0.13)	$(0.03)	$–	$(0.16)	$10.75

From September 30, 2011 (commencement of operations), through October 31, 2011
Y(C)	10.00	0.02	0.94	0.96	–	–	–	–	10.96

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Commenced operations on September 30, 2011.
(D)	Not annualized.
(E)	Annualized.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

(0.41)%		$263,358	0.66%		0.65%		1.43%		178%

9.60	(D)	260,580	0.65	(E)	0.65	(E)	2.11	(E)	5

29

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

The Hartford Alternative Strategies Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Alternative Strategies Fund (the Fund) as of October 31, 2012, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Alternative Strategies Fund at October 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

30

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited)

The Board of Trustees of the Fund appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Each trustee serves until his or her death, resignation, retirement, removal, incapacity, or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Trustees and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Fund’s trustees, as noted in the chart below, are “interested” persons of the Fund. Each trustee serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors/trustees and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each trustee and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to the Fund, principal occupation, and, for trustees, other directorships held. The Fund’s statement of additional information contains further information on the trustees and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the Trustees of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or trustees who are employed by The Hartford.

Non-Interested Trustees

Lynn S. Birdsong (1946) Trustee since 2011

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Trustee since 2011, Chairman of the Fund since 2011

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Trustee since 2011

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Trustee since 2011

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Trustee since 2011

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Trustee since 2011

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

31

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Trustee since 2011

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Trustees and Officers

James E. Davey (1964) Trustee since 2012, President and Chief Excutive Officer since 2011

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Trustee since 2011

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2011(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2011

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2011

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2011

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

32

Elizabeth L. Schroeder (1966) Vice President since 2011

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2011

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2011(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Alternative Strategies Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

34

The Hartford Alternative Strategies Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class Y	$1,000.00	$951.33	$3.19	$1,000.00	$1,021.87	$3.30	0 .65%	184	366

35

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $14,750 for the fiscal year ended October 31, 2011; $15,323 for the fiscal year ended October 31, 2012.

(b)	Audit Related Fees: $706 for the fiscal year ended October 31, 2011; $732 for the fiscal year ended October 31, 2012. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $3,315 for the fiscal year ended October 31, 2011; $3,315 for the fiscal year ended October 31, 2012.

(d)	All Other Fees: $0 for the fiscal year ended October 31, 2011; $0 for the fiscal year ended October 31, 2012.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 2012, were attributed to work performed by persons other than the principal accountant's full-time employees.

(g)	Non-Audit Fees: $34,021 for the fiscal year ended October 31, 2011; $1,308,888 for the fiscal year ended October 31, 2012.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

12(a)(1) Code of Ethics

12(a)(2) Audit Committee Pre-Approval Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD ALTERNATIVE STRATEGIES FUND

Date: December 12, 2012	By:	/s/ James E. Davey
James E. Davey Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 12, 2012	By:	/s/ James E. Davey
James E. Davey Its: President

Date: December 12, 2012	By:	/s/ Mark A. Annoni
Mark A. Annoni Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

	12(a)(1)	Code of Ethics

	12(a)(2)	Audit Committee Pre-Approval Policies and Procedures